Exhibit 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. 1350 ( as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002), I, the Chief Financial Officer of Oak Ridge Capital Group, Inc. (the "Company"), hereby certify, that to the best of my knowledge, the Quarterly report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 30, 2003                            /s/ James A. Coryea II
                                               ---------------------------------
                                               James A. Coryea II
                                               Chief Financial Officer










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